Exhibit 99.1

NEWS RELEASE

CONTACTS: MEDIA Sarah Cassella (412) 433-6777	ANALYSTS Dan Lesnak (412) 433-1184

FOR IMMEDIATE RELEASE
U. S. STEEL ANNOUNCES EARLY TENDER DATE RESULTS OF DEBT TENDER OFFER FOR UP TO A TOTAL OF $500 MILLION OF ITS SENIOR NOTES

PITTSBURGH, May 24, 2016 - United States Steel Corporation (NYSE: X) (“we” or “U. S. Steel”) announced the early results as of 5:00 p.m. EDT on May 23, 2016 (the "Early Tender Date"), of its previously announced tender offers to purchase (each, a “Tender Offer” and collectively, the "Tender Offers") for cash, subject to certain terms and conditions, up to a total of $500 million aggregate principal amount of its outstanding 7.000% senior notes due 2018 (the "2018 Notes"), 7.375% senior notes due 2020 (the "2020 Notes") and 6.875% senior notes due 2021 (the "2021 Notes" and, together with the 2018 Notes and the 2020 Notes, the "Securities").
On May 10, 2016, U. S. Steel commenced the Tender Offers to purchase the Securities in accordance with the terms and conditions set forth in the Offer to Purchase and related Letter of Transmittal (collectively, the “Tender Offer Materials”), which set forth a more detailed description of the Tender Offers. The Tender Offers will expire at 11:59 p.m., EDT, on June 7, 2016, unless extended

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or earlier terminated by U.S. Steel. Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Tender Offer Materials.
The following table presents the aggregate principal amount of Securities of each series amount accepted and not validly withdrawn as of the Early Tender Date at 5:00pm, EDT, as reported by D.F. King & Co., Inc., the Tender Agent and Information Agent for the Tender Offers, and the amount of each series accepted for purchase.

Title of Security	CUSIP Number	Principal Amount Outstanding	Aggregate Principal Amount Tendered	Aggregate Principal Amount Accepted as of the Early Tender Date	Acceptance Priority Level	Series Maximum Tender Amount	Total Consideration(1)
7.000% Senior Notes due 2018	912656AG0	$486,967,000	$325,701,000	$325,701,000	1	N/A	$1,070.00
7.375% Senior Notes due 2020	912909AF5	$600,000,000	$284,158,000	$149,906,000	2	$150,000,000	$860.00
6.875% Senior Notes due 2021	912909AJ7	$275,000,000	$122,740,000	$23,680,000	3	$50,000,000	$820.00

(1) Excludes accrued and unpaid interest up to, but not including, the Early Settlement Date, which will be paid in addition to the Tender Offer
Consideration or Total Consideration, as applicable, and includes the Early Tender Premium.
The Early Settlement Date for Securities validly tendered at or prior to the Early Tender Date and accepted for purchase is expected to occur on May 24, 2016. Holders that tendered Securities at or prior to the Early Tender Date and whose Securities are accepted for payment, subject to the applicable priority level and the proration procedures described in the Tender Offer Materials, will be entitled to receive the Total Consideration, which includes the Early Tender Premium, plus accrued and unpaid interest up to, but not including, the Early Settlement Date, as set forth in the table above. Validly tendered Securities may no longer be validly withdrawn.
The Tender Cap Amount has been achieved. Therefore, U. S. Steel will not accept for purchase any additional Securities tendered.
The total consideration (the “Total Consideration”) payable for each $1,000 principal amount of Securities validly tendered at or prior to the Early Tender Date and accepted for purchase pursuant to the Tender Offers will be the applicable total consideration for such series of Securities set forth in the table above. The Total Consideration includes the early tender premium for such series of Securities also set forth in the table above (the “Early Tender Premium”). Validly tendered Securities may no longer be validly withdrawn.
The Tender Cap Amount has been achieved. Therefore, U. S. Steel will accept no further tenders.

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U. S. Steel has retained BofA Merrill Lynch, Credit Suisse, Goldman, Sachs & Co. and J.P. Morgan to serve as Dealer Managers for the Tender Offers. D.F. King & Co., Inc. has been retained to serve as the Information Agent and Tender Agent for the Tender Offers. Questions regarding the Tender Offers may be directed to BofA Merrill Lynch at 214 North Tryon Street, 21st Floor Charlotte, North Carolina 28255, Attn: Liability Management Group, Collect: (980) 388 3646, Toll-Free: (888) 292-0070, Credit Suisse at 11 Madison Avenue New York, New York 10010, Attn: Liability Management Group, (800) 820-1653 (toll-free), (212) 325 6340 (collect), Goldman, Sachs & Co. at 200 West Street, 7th Floor, New York, New York 10282, Attn: Liability Management Group, (800) 828-3182 (toll-free), (212) 902-6941 (collect) and J.P. Morgan Securities LLC at 383 Madison Avenue, 3rd Floor  New York,  New York 10179  Attn: Liability Management Group, Collect: (212) 834-3424, Toll-Free: (866) 834-4666. Requests for the Tender Offer Materials may be directed to D.F. King & Co., Inc. at 48 Wall Street, New York, New York 10005, Attn: Peter Aymar, (212) 269-5550 (for banks and brokers) or (866) 796-7179  (for all others) or email at uss@dfking.com.
U. S. Steel is making the Tender Offers only by, and pursuant to, the terms of the Tender Offer Materials. None of U. S. Steel, the Dealer Managers, the Information Agent and Tender Agent make any recommendation as to whether Holders should tender or refrain from tendering their Securities. Holders must make their own decision as to whether to tender Securities and, if so, the principal amount of the Securities to tender.  The Tender Offers are not being made to holders of Securities in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction.  In any jurisdiction in which the securities laws or blue sky laws require the Tender Offers to be made by a licensed broker or dealer, the Tender Offers will be deemed to be made on behalf of U. S. Steel by the Dealer Managers, or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.
This press release does not constitute an offer to purchase securities or a solicitation of an offer to sell any securities or an offer to sell or the solicitation of an offer to purchase any new securities, nor does it constitute an offer or solicitation in any jurisdiction in which such offer or solicitation is unlawful.  Capitalized terms used in this press release but not otherwise defined herein have the meanings assigned to them in the Tender Offer Materials.
Cautionary Statement
All statements included in this press release, other than historical information or statements of historical fact, are "forward-looking statements" within the meaning of Section 27A of the Securities Act

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of 1933 and Section 21E of the Securities Exchange Act of 1934. Words such as, but not limited to, "believes," "expects," "anticipates," "estimates," "intends," "plans," "could," "may," "will," "should," and similar expressions are intended to identify forward-looking statements. All forward-looking statements rely on a number of assumptions, estimates and data concerning future results and events and are subject to a number of uncertainties and other factors, many of which are outside U. S. Steel's control that could cause actual results to differ materially from those reflected in such statements. Accordingly, U. S. Steel cautions that the forward-looking statements contained herein are qualified by these and other important factors and uncertainties that could cause results to differ materially from those reflected by such statements. For more information on the potential factors, please review U. S. Steel's filings with the Securities and Exchange Commission, including, but not limited to, U. S. Steel's Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K.

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